Exhibit 99.1

Press Release

For Immediate Release	Inquiries:	Jeanne A. Leonard
Liberty Property Trust
610/648-1704

LIBERTY PROPERTY TRUST ANNOUNCES

SECOND QUARTER 2013 RESULTS

Malvern, PA, July 23, 2013 — Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the second quarter of 2013 was $0.66 per share, compared to $0.63 per share for the second quarter of 2012. Funds from operations for the second quarter of 2013 include termination fees of $777,000. Second quarter results also include $2.3 million of acquisition-related expenses and the write-off of $1.2 million of preferred unit origination costs.

FFO per share for the six-month period ended June 30, 2013 was $1.31, compared to $1.31 per share for the same period in 2012.

Net income per common share (diluted) was $0.33 per share for the quarter ended June 30, 2013, compared to $0.29 per share (diluted) for the quarter ended June 30, 2012. Net income for the six-month period ended June 30, 2013 was $0.93 per share, compared with $0.61 per share for the same period in 2012. Net income for the six month period ended June 30, 2013 includes $0.45 per share in gains in property dispositions compared to $0.04 per share in the same period in 2012.

“Going into 2013, we noted that markets were firming very slowly, but we expected pent-up demand to put positive pressure on our markets as the year progressed. In the second quarter we saw this begin to happen, as some of the opportunities we have been working on for months became signed deals,” said Bill Hankowsky, chairman and chief executive officer. “In addition, we are encouraged to see market fundamentals, including occupancy and rents, continue to strengthen.”

Portfolio Performance

Leasing: At June 30, 2013, Liberty’s in-service portfolio of 80.6 million square feet was 92.8% occupied, compared to 92.6% at the end of the first quarter. During the quarter, Liberty completed lease transactions totaling a company record 7.1 million square feet of space.

Same Store Performance: Property level operating income for same store properties increased by 1.7% on a cash basis and 0.4% on a straight line basis for the second quarter of 2013 compared to the same quarter in 2012.

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Liberty Property Trust 2Q 2013 Results

Real Estate Investments

Acquisitions: Liberty acquired one property during the quarter, an office building in Washington DC, for $133.5 million.  The property contains 291,000 square feet of leasable space and is 77.4% leased at a current yield of 5.9% and a stabilized yield of 6.2%.

Subsequent to quarter-end, Liberty purchased a 594,000 square foot distribution building in Phoenix, AZ for $27.9 million. The property is newly-built and is currently vacant.

Development Pipeline: In the second quarter, Liberty brought one development property into service for a total investment of $28.1 million. The property contains 139,000 square feet of leasable space and is 100% occupied at a yield of 7.5%.

During the quarter, Liberty began development of five properties for a projected investment of $139.2 million. The properties include:

•                  Shippensburg, PA: a $92.7 million, 1.7 million square foot build-to-suit distribution facility, which is 100% pre-leased;

•                  Miami, FL: a  $13.8 million, 148,000 square foot distribution building;

•                  Hanover, MD: two distribution buildings totaling 244,000 square feet for $24.8 million

•                  Greer, SC: a 156,000 square foot distribution building for $8.0 million, which is 33% pre-leased.

Subsequent to quarter-end, Liberty executed a lease for 550,800 square feet at 40 Logistics Drive in Carlisle, PA, a 972,000 square foot building currently under construction and scheduled to be delivered in the third quarter of this year. The lease commences August 15, 2013.

Capital Activities and Balance Sheet Management

Property Sales: During the second quarter, Liberty sold six operating properties, which contained 498,000 square feet of leasable space for $51.4 million. The properties were 34.3% leased at the time of the sale.

Common Share Sales: During the second quarter of 2013, Liberty sold 1.2 million shares under the company’s continuous equity program. Proceeds of $50.4 million were used to repay borrowings under the Company’s unsecured credit facility and for general corporate purposes.

Preferred Unit Redemption: Liberty redeemed Preferred Units as follows: $20.0 million of its outstanding 7.00% Series E Cumulative Redeemable Preferred Units at par, $17.5 million of its 6.65% Series F Cumulative Redeemable Preferred Units at par and $27.0 million of its outstanding 6.70% Series G Cumulative Redeemable Preferred Units at par.

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About the Company

Liberty Property Trust (NYSE:LRY) is a leader in commercial real estate, serving customers in the United States and United Kingdom, through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 81 million square foot portfolio includes 662 properties which provide office, distribution and light manufacturing facilities to 1,700 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss second quarter results, on Tuesday, July 23, 2013, at 1 p.m. Eastern Time.  To access the conference call, please dial 855-277-7530. The passcode needed for access is 18466039. A replay of the call will be available until August 23, 2013, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed via the Internet on the Investors page of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law.  Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.  As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results.  These factors include, without limitation, the uncertainties affecting real estate businesses generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to our ability to maintain and increase property occupancy and rental rates, the financial condition of tenants, the uncertainties of real estate development and construction activity, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes, potential liability relative to environmental matters and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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Liberty Property Trust

Statement of Operations

June 30, 2013

(Unaudited and in thousands, except per share amounts)

	Quarter Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Operating Revenue
Rental	$124,883	$116,068	$247,658	$232,289
Operating expense reimbursement	53,221	48,426	105,134	97,169
Total operating revenue	178,104	164,494	352,792	329,458

Operating Expenses
Rental property	32,985	30,369	64,533	59,906
Real estate taxes	21,776	19,740	42,900	39,651
General and administrative	16,491	14,589	36,321	31,781
Depreciation and amortization	44,907	39,821	89,524	80,187
Total operating expenses	116,159	104,519	233,278	211,525

Operating Income	61,945	59,975	119,514	117,933

Other Income/Expense
Interest and other	2,371	2,265	4,993	4,715
Interest	(32,003)	(30,328)	(63,729)	(58,334)
Total other income/expense	(29,632)	(28,063)	(58,736)	(53,619)

Income before property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	32,313	31,912	60,778	64,314
Gain on property dispositions	3,071	335	4,871	858
Income taxes	(660)	(146)	(1,151)	(324)
Equity in earnings of unconsolidated joint ventures	1,566	769	3,323	1,685

Income from continuing operations	36,290	32,870	67,821	66,533

Discontinued operations (including net gains on property dispositions of $7,625 and $2,981 for the quarters ended June 30, 2013 and 2012, respectively and $49,338 and $4,045 for the six month periods ended June 30, 2013 and 2012, respectively)	6,953	4,810	50,078	10,749
Net Income	43,243	37,680	117,899	77,282
Noncontrolling interest - operating partnerships	(3,134)	(3,569)	(6,551)	(6,082)
Noncontrolling interest - consolidated joint ventures	—	—	—	—
Net Income available to common shareholders	$40,109	$34,111	$111,348	$71,200

Net income	$43,243	$37,680	$117,899	$77,282
Other comprehensive income (loss)	40	(1,515)	(4,812)	802
Comprehensive income	43,283	36,165	113,087	78,084
Less: comprehensive income attributable to noncontrolling interest	(3,135)	(3,522)	(6,406)	(6,108)
Comprehensive income attributable to common shareholders	$40,148	$32,643	$106,681	$71,976

Basic income per common share
Continuing operations	$0.27	$0.25	$0.52	$0.52
Discontinued operations	$0.06	$0.04	$0.41	$0.09
Total basic income per common share	$0.33	$0.29	$0.93	$0.61

Diluted income per common share
Continuing operations	$0.27	$0.25	$0.53	$0.52
Discontinued operations	$0.06	$0.04	$0.40	$0.09
Total diluted income per common share	$0.33	$0.29	$0.93	$0.61

Weighted average shares
Basic	120,081	116,683	119,416	116,359
Diluted	120,911	117,559	120,229	117,165

Amounts attributable to common shareholders
Income from continuing operations	$33,362	$29,449	$62,762	$60,786
Discontinued operations	6,747	4,662	48,586	10,414
Net income	$40,109	$34,111	$111,348	$71,200

Liberty Property Trust

Statement of Funds From Operations

June 30, 2013

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Six Months Ended
	June 30, 2013		June 30, 2012		June 30, 2013		June 30, 2012
		Per		Per		Per		Per
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Dollars	Share	Dollars	Share	Dollars	Share	Dollars	Share

Reconciliation of net income to FFO - basic:
Basic - income available to common shareholders	$40,109	$0.33	$34,111	$0.29	$111,348	$0.93	$71,200	$0.61

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,301		3,554		6,698		7,170
Depreciation and amortization	44,804		40,420		89,776		81,466
Gain on property dispositions	(7,658)		(2,979)		(49,364)		(4,083)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions	(1,199)		(1,264)		(1,399)		(2,637)
Funds from operations available to common shareholders - basic	$79,357	$0.66	$73,842	$0.63	$157,059	$1.32	$153,116	$1.32

Reconciliation of net income to FFO - diluted:
Diluted - income available to common shareholders	$40,109	$0.33	$34,111	$0.29	$111,348	$0.93	$71,200	$0.61

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,301		3,554		6,698		7,170
Depreciation and amortization	44,804		40,420		89,776		81,466
Gain on property dispositions	(7,658)		(2,979)		(49,364)		(4,083)
Noncontrolling interest excluding preferred unit distributions	1,226		1,085		3,432		2,292
Funds from operations available to common shareholders - diluted	$81,782	$0.66	$76,191	$0.63	$161,890	$1.31	$158,045	$1.31

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	120,081		116,683		119,416		116,359
Dilutive shares for long term compensation plans	830		876		813		806
Diluted shares for net income calculations	120,911		117,559		120,229		117,165
Weighted average common units	3,714		3,767		3,714		3,788
Diluted shares for Funds from operations calculations	124,625		121,326		123,943		120,953

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

June 30, 2013

(Unaudited and in thousands, except share and unit amounts)

	June 30, 2013	December 31, 2012
Assets
Real estate:
Land and land improvements	$978,101	$899,801
Building and improvements	4,407,799	4,341,125
Less: accumulated depreciation	(1,190,670)	(1,164,756)

Operating real estate	4,195,230	4,076,170

Development in progress	229,570	248,602
Land held for development	226,399	258,324

Net real estate	4,651,199	4,583,096

Cash and cash equivalents	61,679	38,356
Restricted cash	27,376	33,147
Accounts receivable	8,122	8,988
Deferred rent receivable	110,966	108,576
Deferred financing and leasing costs, net of accumulated amortization (2013, $137,652; 2012, $132,261)	142,442	137,359
Investments in and advances to unconsolidated joint ventures	175,314	169,021
Assets held for sale	—	7,880
Prepaid expenses and other assets	70,694	87,756

Total assets	$5,247,792	$5,174,179

Liabilities
Mortgage loans	$307,087	$302,855
Unsecured notes	2,259,142	2,258,751
Credit facility	145,000	92,000
Accounts payable	32,177	31,058
Accrued interest	20,006	20,164
Dividend and distributions payable	59,493	58,038
Other liabilities	156,356	185,956

Total liabilities	2,979,261	2,948,822

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of June 30, 2013 and December 31, 2012	7,537	7,537

Equity
Shareholders’ equity:
Common shares of beneficial interest, $.001 par value, 183,987,000 shares authorized, 122,783,015 (includes 1,249,909 in treasury) and 119,720,776 (includes 1,249,909 in treasury) shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	123	119
Additional paid-in capital	2,802,908	2,687,701
Accumulated other comprehensive (loss) income	(1,767)	2,900
Distributions in excess of net income	(551,102)	(547,757)
Common shares in treasury, at cost, 1,249,909 shares as of June 30, 2013 and December 31,2012	(51,951)	(51,951)
Total shareholders’ equity	2,198,211	2,091,012

Noncontrolling interest - operating partnership
3,713,851 common units outstanding as of June 30, 2013 and December 31, 2012	59,765	60,223
1,290,000 preferred units outstanding as of December 31, 2012	—	63,264
Noncontrolling interest - consolidated joint ventures	3,018	3,321

Total equity	2,260,994	2,217,820

Total liabilities, noncontrolling interest - operating partnership & equity	$5,247,792	$5,174,179